Pension and Other Employee Obligations - Summary of Pension and Other Employee Obligations (Detail) - USD ($) $ in Thousands	Mar. 31, 2024	Mar. 31, 2023
Current:
Salaries and bonus	$ 93,764	$ 95,893
Pension	944	1,473
Withholding taxes on salary and statutory payables	10,644	10,515
Total	105,352	107,881
Non-current:
Pension and other obligations	24,642	19,504
Total	$ 24,642	$ 19,504